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                                                                   EXHIBIT 10.68

SILICON VALLEY BANK

                          AMENDMENT TO LOAN DOCUMENTS


BORROWER:     PROXIM CORPORATION


DATED AS OF:  AS OF JULY 31, 2004


     This Amendment to Overadvance LC Rider is entered into between Silicon Valley Bank ("Bank") and the borrower named above ("Borrower"), with reference to the following facts:

     Bank and the Borrower are parties to the following: the Loan and Security Agreement between them, dated December 27, 2002 (the "Loan Agreement"), the Accounts Receivable Financing Agreement dated June 13, 2003 (the "Accounts Agreement"), the Amended Overadvance LC Rider dated October 31, 2003 to the Accounts Agreement (the "Overadvance LC Rider"), and the documents, instruments and agreements relating thereto (with the Loan Agreement, the Accounts Agreement, and the Overadvance LC Rider, collectively, the "Loan Documents"). (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Accounts Agreement.)


     The parties agree as follows:

     1.  EXTENSION -- ACCOUNTS AGREEMENT. The definition of "Facility Period" in
Section 1 of the Accounts Agreement, is amended by replacing the date "July 31, 2004" therein with the date "July 30, 2005", so that is reads as follows:

         " 'Facility Period' is the period beginning on this date and continuing until July 30, 2005, unless the period is terminated sooner by Bank with notice to Borrower or by Borrower under Section 3.6."

     2. EXTENSION -- OVERADVANCE LC RIDER. Section 2(a) of the Overadvance LC Rider, is amended by replacing the date "July 31, 2004" therein with the date "August 31, 2004", so that it reads as follows:

         "(a) Overadvance LCs may be outstanding only during the period from the date hereof to the earlier of the following (the "Overadvance Maturity Date"); August 31, 2004 or the date the Accounts Agreement terminates by its terms or is terminated by any party in accordance with its terms."

     3. LITIGATION. The portion of Section 5 of the Amendment to Loan Documents dated October 31, 2003, which presently reads:


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     SILICON VALLEY BANK                                               AMENDMENT
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          Without limiting any of the Events of Default in the Loan Documents, any of the following shall constitute an Event of Default under the Loan Agreement, the Accounts Agreement and the other Loan Documents, upon Silicon giving Borrower written notice that it has elected to declare an Event of Default based on the same (which shall be a matter of Silicon's sole discretion): (i) any judgment shall be entered against Borrower in the Litigation; (ii)..."

is amended to read as follows:

          Without limiting any of the Events of Default in the Loan Documents, any of the following shall constitute an Event of Default under the Loan Agreement, the Accounts Agreement and the other Loan Documents, upon Silicon giving Borrower written notice that it has elected to declare an Event of Default based on the same (which shall be a matter of Silicon's sole discretion): (i) any attempt by the plaintiff to execute on the judgment obtained by the plaintiff in the Litigation, or if a stay of the judgment is not granted by August 31, 2004, or if a stay of the judgment is dissolved after being granted; (ii)..."

Clauses (ii), (iii), and (iv) of said Section 5 continue in full force and effect.

     4. FEE. In consideration for Bank entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $105,000, which is fully earned on the date hereof, is non-refundable and is in addition to all interest and other fees and charges payable to Silicon. Silicon is authorized to charge said fee to Borrower's loan account or to any of Borrower's deposit accounts.

     5. REPRESENTATIONS TRUE. Borrower represents and warrants to Bank that all representations and warranties set forth in the Accounts Agreement, as amended hereby, and the other Loan Documents (other than the Loan Agreement, the representations in which were replaced by those in the Accounts Agreement) are true and correct.

     6. GENERAL PROVISIONS. This Amendment, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Overadvance LC Rider, and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

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SILICON VALLEY BANK                                                  AMENDMENT
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to
Overadvance LC Rider as of the date first above written.

Borrower:                        Bank:

PROXIM CORPORATION               SILICON VALLEY BANK

By Michael D. Angel              By    Maria Fischer Leaf
   ---------------------------         -------------------------
   President or Vice President   Title SVP
   EVP & CFO

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SILICON VALLEY BANK                                                    AMENDMENT
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                                    CONSENT

     Each of the undersigned acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

Proxim Wireless Networks, Inc.               Wirelesshome Corporation

By /s/ Michael D. Angel                      By /s/ Michael D. Angel
   --------------------------------             --------------------------------
Name Michael D. Angel                        Name Michael D. Angel
     ------------------------------               ------------------------------
Title CEO                                    Title CEO
      -----------------------------                -----------------------------


Proxim International Holdings, Inc.
(formerly Western Multiplex International
Holdings, Inc.)

By /s/ Michael D. Angel
   --------------------------------
Name Michael D. Angel
     ------------------------------
Title CEO
      -----------------------------


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